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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2001
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                          U.S.A. Floral Products, Inc.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                            000-23121                                   52-2030697
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(State of Incorporation)       (Commission File Number)                     (IRS Employer
                                                                         Identification Number)


 1500 NW 95th Avenue, Miami FL                                                    33712
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(Address of Principal Executive Offices)                                        (Zip Code)
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                                 (305) 629-5153
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                         (Registrant's telephone number)



      1025 Thomas Jefferson Street, NW, Suite 300 East Washington, DC 20007
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On April 2, 2001 the Registrant filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States
Bankruptcy Court for the District of Delaware. In addition, 16 of the Registrant's subsidiaries, which, together with the Registrant, comprise its domestic operating companies, also sought such relief. Pursuant to the Chapter
11 filing, the Registrant and each of these subsidiaries will continue to manage their respective affairs as debtors-in-possession in accordance with the applicable provision of the United States Bankruptcy Code. The Registrant intends to undertake an orderly marshalling and liquidation of its assets for the benefit of its creditors.

ITEM 5.  OTHER EVENTS

         (a) On April 2, 2001, the Registrant issued a press release connection with the Chapter 11 filing described in Item 3 above. A copy of that press release is attached as Exhibit 99.1 hereto.

         (b) On April 2, 2001, the Registrant issued a press release announcing that it had signed a letter of intent for the sale of all of its international operating units to Deutsche Beteiligungs AG (DBAG). A copy of that press release is attached as Exhibit 99.2 hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                U.S.A. Floral Products, Inc.



Date: April 3, 2001                             By:/s/ Michael W. Broomfield
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                                                      Michael W. Broomfield
                                                       Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit         Description

99.1            Registrant's Press Release dated April 2, 2001, regarding
                Chapter 11 filing.

99.2 Registrant's Press Release dated April 2, 2001, announcing sale of its international operations.